Exhibit 23  Consent of Independent Certified Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previosly filed Registration Statement
File Nos. 333-20683, 333-18557, 33-60113, 333-36693, and 333-18543.



ARTHUR ANDERSEN LLP

Jacksonville, Florida
September 16, 1999